Exhibit 10.1

Hudson Bay Master Fund, Ltd.
c/o Hudson Bay Capital Management LP
777 Third Ave., 30th Floor
New York, NY 10017

August 8, 2014

ELECTRONIC MAIL

Fuse Science, Inc. 6135 NW 167th Street, #E21 Miami Lakes, Florida 33015

Gentlemen:

In consideration of the premises and the agreements in this letter agreement (the "Letter Agreement") and for other consideration, the receipt and sufficiency of which are hereby acknowledged, Fuse Science, Inc., a Nevada corporation with offices located at 6135 NW 167th Street, #E21, Miami Lakes, Florida 33015 (the "Company") hereby agrees to offer and sell to the undersigned and the undersigned hereby agrees to purchase from the Company (i) senior secured convertible notes (the "August 2014 Notes"), in the form attached as Exhibit A to that certain Securities Purchase Agreement dated as of January 3, 2014 by and among the Company and the investors listed on the signature pages attached thereto, in the aggregate principal amount of $20,000, which Notes shall be convertible into shares of the Company's common stock, $0.001 par value per share (the "Common Stock") and (ii) warrants (the "August 2014 Warrants ") to purchase [6,250,000] shares of Common Stock in the form attached as Exhibit B to the SPA. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the SPA.

In the interest of expediency, (i) the undersigned incorporates by reference the representations and warranties set forth in Section 2 of the SPA and is making such representations and warranties, mutatis mutandis, to the Company as of the date hereof and as of the date of the consummation of the transactions contemplated hereby (the "August 2014 Closing"), which shall be August 8, 2014 (the "August 2014 Closing Date") (ii) the Company by countersigning this Letter Agreement incorporates by reference the representations and warranties set forth in Section 3 of the SPA and is making such representations and warranties, mutatis mutandis, to the undersigned as of the date hereof and as of the August 2014 Closing Date and (iii) the undersigned and the Company hereby agree that the other provisions of the SPA, including without limitations, the closing conditions set forth in Sections 6 and 7 of the SPA, shall be incorporated by reference into this Letter Agreement, mutatis mutandis, and that for purposes of such provisions (A) the August 2014 Notes shall be deemed "Additional Notes", (B) the August 2014 Warrants shall be deemed "Additional Warrants", (C) the August 2014 Closing shall be deemed an "Additional Closing" and (D) the August 2014 Closing Date shall be deemed an "Additional Closing Date".

The Company hereby agrees and acknowledges that the transactions contemplated by this Letter Agreement does not constitute material, nonpublic information of the Company and that the undersigned is not subject to any confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the undersigned or any of its affiliates, on the other hand. The Company understands and confirms that the undersigned and its affiliates will rely on the foregoing representations in effecting transactions in securities of the Company.

Fuse Science, Inc.
August 8, 2014

This Letter Agreement may be executed in any number of counterparts, which together shall constitute one and the same agreement.  In the event that any provision of this Letter Agreement is found to be void or invalid, then such provision shall be deemed to be severable from the remaining provisions of this Letter Agreement, and it shall not affect the validity of the remaining provisions, which provisions shall be given full effect as if the void or invalid provision had not been included herein.  The terms and provisions of this Letter Agreement shall inure to the benefit of and be binding upon the heirs, successors and assigns of the parties.  This Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).  The courts of the State of New York shall have exclusive jurisdiction to resolve any and all disputes that may arise under this Letter Agreement.  Any amendments or modifications hereto must be executed in writing by all parties. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this letter agreement.

Very truly yours,

HUDSON BAY MASTER FUND LTD.
By: HUDSON BAY CAPITAL MANAGEMENT, L.P., its Investment Manager

By: /s/ George Antonopoulos Name: George Antonopoulos Title: Authorized Signatory

Acknowledged and Agreed as of this 8th day of August, 2014

FUSE SCIENCE, INC. By: /s/ Brian Tuffin Name: Brian Tuffin Title: CEO